Exhibit 99.2
HUNTINGTON BANCSHARES INCORPORATED
Quarterly Financial Supplement
June 30, 2022

Notes:
The preparation of financial statement data in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period’s presentation.
Fully-Taxable Equivalent Basis
Interest income, yields, and ratios on a FTE basis are considered non-GAAP financial measures.  Management believes net interest income on a FTE basis provides a more accurate picture of the interest margin for comparison purposes.  The FTE basis also allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources.  The FTE basis assumes a federal statutory tax rate of 21%.
Non-Regulatory Capital Ratios
In addition to capital ratios defined by banking regulators, the Company considers various other measures when evaluating capital utilization and adequacy, including:
•Tangible common equity to tangible assets, and
•Tangible common equity to risk-weighted assets using Basel III definition.
These non-regulatory capital ratios are viewed by management as useful additional methods of reflecting the level of capital available to withstand unexpected market conditions. Additionally, presentation of these ratios allows readers to compare the Company’s capitalization to other financial services companies. These ratios differ from capital ratios defined by banking regulators principally in that the numerator excludes preferred securities, the nature and extent of which varies among different financial services companies. These ratios are not defined in GAAP or federal banking regulations. As a result, these non-regulatory capital ratios disclosed by the Company may be considered non-GAAP financial measures.
Because there are no standardized definitions for these non-regulatory capital ratios, the Company’s calculation methods may differ from those used by other financial services companies. Also, there may be limits in the usefulness of these measures to investors. As a result, the Company encourages readers to consider the consolidated financial statements and other financial information contained in the related press release in their entirety, and not to rely on any single financial measure.

Huntington Bancshares Incorporated
Quarterly Key Statistics
(Unaudited)

	Three Months Ended
(dollar amounts in millions, except per share data)	June 30,	March 31,	June 30,	Percent Changes vs.
	2022	2022	2021	1Q22	2Q21
Net interest income (2)	$1,267	$1,154	$844	10%	50%
FTE adjustment	(6)	(8)	(6)	25	—
Net interest income	1,261	1,146	838	10	50
Provision for credit losses	67	25	211	168	(68)
Noninterest income	485	499	444	(3)	9
Noninterest expense	1,018	1,053	1,072	(3)	(5)
Income (loss) before income taxes	661	567	(1)	17	NM
Provision for income taxes	120	105	14	14	NM
Income (loss) after income taxes	541	462	(15)	17	NM
Income attributable to non-controlling interest	2	2	—	—	100
Net income (loss) attributable to Huntington Bancshares Inc	539	460	(15)	17	NM
Dividends on preferred shares	28	28	43	—	(35)
Net income (loss) applicable to common shares	$511	$432	$(58)	18%	NM

Net income (loss) per common share - diluted	$0.35	$0.29	$(0.05)	21%	NM
Cash dividends declared per common share	0.155	0.155	0.15	—	3
Tangible book value per common share at end of period	6.96	7.47	8.22	(7)	(15)
Number of common shares repurchased	—	—	—	—	—
Average common shares - basic	1,441	1,438	1,125	—	28
Average common shares - diluted	1,463	1,464	1,125	—	30
Ending common shares outstanding	1,442	1,439	1,477	—	(2)
Return on average assets	1.22%	1.05%	(0.05)%
Return on average common shareholders’ equity	12.8	10.4	(1.9)
Return on average tangible common shareholders’ equity (1)	19.9	15.8	(2.1)
Net interest margin (2)	3.15	2.88	2.66
Efficiency ratio (3)	57.3	62.9	83.1
Effective tax rate	18.1	18.5	(2,353.3)
Average total assets	$176,561	$177,612	$137,830	(1)	28
Average earning assets	161,225	162,414	127,378	(1)	27
Average loans and leases	113,949	111,142	87,394	3	30
Average loans and leases - linked quarter annualized growth rate	10.1%	6.0%	35.5%
Average total deposits	$145,008	$142,917	$112,678	1	29
Average core deposits (4)	141,802	139,148	109,433	2	30
Average core deposits - linked quarter annualized growth rate	7.6%	3.3%	56.9%
Average shareholders’ equity	18,228	19,064	15,410	(4)	18
Average common total shareholders' equity	16,062	16,898	12,697	(5)	27
Average tangible common shareholders' equity	10,496	11,364	9,686	(8)	8
Total assets at end of period	178,782	176,856	175,172	1	2
Total shareholders’ equity at end of period	17,950	18,452	20,511	(3)	(12)

NCOs as a % of average loans and leases	0.03%	0.07%	0.28%
NAL ratio	0.57	0.60	0.88
NPA ratio (5)	0.59	0.63	0.91
Allowance for loan and lease losses (ALLL) as a % of total loans and leases at the end of period	1.78	1.79	2.00
Allowance for credit losses (ACL) as a % of total loans and leases at the end of period	1.87	1.87	2.09
Common equity tier 1 risk-based capital ratio (6)	9.05	9.22	9.98
Tangible common equity / tangible asset ratio (7)	5.80	6.28	7.15
NM - Not Meaningful
See Notes to the Quarterly Key Statistics.

Huntington Bancshares Incorporated
Year to Date Key Statistics
(Unaudited)

	Six Months Ended June 30,		Change
(dollar amounts in millions, except per share data)	2022	2021	Amount	Percent
Net interest income (2)	$2,421	$1,822	$599	33%
FTE adjustment	(14)	(12)	(2)	(17)
Net interest income	2,407	1,810	597	33
Provision for credit losses	92	151	(59)	(39)
Noninterest income	984	839	145	17
Noninterest expense	2,071	1,865	206	11
Income before income taxes	1,228	633	595	94
Provision for income taxes	225	116	109	94
Income after income taxes	1,003	517	486	94
Income attributable to non-controlling interest	4	—	4	100
Net Income attributable to Huntington Bancshares Inc	999	517	482	93
Dividends on preferred shares	56	74	(18)	(24)
Net income applicable to common shares	$943	$443	$500	113%

Net income per common share - diluted	$0.64	$0.40	$0.24	60%
Cash dividends declared per common share	0.31	0.30	0.01	3

Average common shares - basic	1,440	1,071	369	34
Average common shares - diluted	1,464	1,094	370	34

Return on average assets	1.14%	0.80%
Return on average common shareholders’ equity	11.5	7.6
Return on average tangible common shareholders’ equity (1)	17.8	10.1
Net interest margin (2)	3.02	3.04
Efficiency ratio (3)	60.0	69.6
Effective tax rate	18.3	18.5

Average total assets	$177,084	$130,454	$46,630	36
Average earning assets	161,816	120,778	41,038	34
Average loans and leases	112,553	83,845	28,708	34
Average total deposits	143,968	106,018	37,950	36
Average core deposits (4)	140,482	102,540	37,942	37
Average shareholders’ equity	18,644	14,373	4,271	30
Average common total shareholders' equity	16,478	11,782	4,696	40
Average tangible common shareholders' equity	10,927	9,206	1,721	19

NCOs as a % of average loans and leases	0.05%	0.30%
NAL ratio	0.57	0.88
NPA ratio (5)	0.59	0.91
See Notes to the Year to Date and Quarterly Key Statistics.

Key Statistics Footnotes
(1)Net income applicable to common shares excluding expense for amortization of intangibles for the period divided by average tangible common shareholders’ equity. Average tangible common shareholders’ equity equals average total common shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 21% tax rate.
(2)On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate.
(3)Noninterest expense less amortization of intangibles divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).
(4)Includes noninterest-bearing and interest-bearing demand deposits, money market deposits, savings and other domestic deposits, and core certificates of deposit.
(5)NPAs include other nonperforming assets, which includes certain impaired securities and/or nonaccrual loans held for sale, and other real estate owned.
(6)June 30, 2022, figures are estimated.
(7)Tangible common equity (total common equity less goodwill and other intangible assets) divided by tangible assets (total assets less goodwill and other intangible assets). Other intangible assets are net of deferred tax liability, calculated at a 21% tax rate.

Huntington Bancshares Incorporated
Consolidated Balance Sheets

	June 30,	December 31,
(dollar amounts in millions)	2022	2021	Percent Changes
	(Unaudited)
Assets
Cash and due from banks	$1,793	$1,811	(1)%
Interest-bearing deposits at Federal Reserve Bank	2,115	3,711	(43)
Interest-bearing deposits in banks	196	392	(50)
Trading account securities	34	46	(26)
Available-for-sale securities	24,377	28,460	(14)
Held-to-maturity securities	17,355	12,447	39
Other securities	763	648	18
Loans held for sale	969	1,676	(42)
Loans and leases (1)	116,221	111,267	4
Allowance for loan and lease losses	(2,074)	(2,030)	(2)
Net loans and leases	114,147	109,237	4
Bank owned life insurance	2,766	2,765	—
Accrued income and other receivables	2,169	1,319	64
Premises and equipment	1,175	1,164	1
Goodwill	5,571	5,349	4
Servicing rights and other intangible assets	703	611	15
Other assets	4,649	4,428	5
Total assets	$178,782	$174,064	3%

Liabilities and shareholders’ equity
Liabilities
Deposits (2)	$145,435	$143,263	2%
Short-term borrowings	3,048	334	NM
Long-term debt	7,866	7,108	11
Other liabilities	4,454	4,041	10
Total liabilities	160,803	154,746	4

Shareholders' equity
Preferred stock	2,167	2,167	—
Common stock	14	14	—
Capital surplus	15,261	15,222	—
Less treasury shares, at cost	(85)	(79)	(8)
Accumulated other comprehensive income (loss)	(2,098)	(229)	NM
Retained earnings	2,691	2,202	22
Total Huntington Bancshares Inc shareholders’ equity	17,950	19,297	(7)
Non-controlling interest	29	21	38
Total equity	17,979	19,318	(7)
Total liabilities and shareholders’ equity	$178,782	$174,064	3%

Common shares authorized (par value of $0.01)	2,250,000,000	2,250,000,000
Common shares outstanding	1,442,194,344	1,437,742,172
Treasury shares outstanding	6,691,381	6,298,288
Preferred stock, authorized shares	6,617,808	6,617,808
Preferred shares outstanding	557,500	557,500
NM - Not Meaningful
(1)See page 5 for detail of loans and leases.
(2)See page 6 for detail of deposits.

Huntington Bancshares Incorporated
Loans and Leases Composition
(Unaudited)

	June 30,		March 31,		December 31,		September 30,		June 30,
(dollar amounts in millions)	2022		2022		2021		2021		2021
Ending Balances by Type:
Total loans
Commercial:
Commercial and industrial	$43,440	38%	$42,236	37%	$41,688	37%	$40,452	36%	$41,900	37%
Commercial real estate:
Commercial	14,173	12	13,381	12	13,090	12	12,882	12	12,848	12
Construction	1,522	1	2,010	2	1,871	2	1,812	2	1,926	2
Commercial real estate	15,695	13	15,391	14	14,961	14	14,694	14	14,774	14
Lease financing	5,043	4	4,978	4	5,000	4	4,991	5	5,027	5
Total commercial	64,178	55	62,605	55	61,649	55	60,137	55	61,701	56
Consumer:
Residential mortgage	21,220	18	19,942	18	19,256	17	18,922	17	18,729	17
Automobile	13,622	12	13,480	12	13,434	12	13,305	12	13,174	12
Home equity	10,426	9	10,343	9	10,550	9	10,919	10	11,317	10
RV and marine	5,453	5	5,191	5	5,058	5	5,052	5	4,960	4
Other consumer	1,322	1	1,256	1	1,320	2	1,223	1	1,187	1
Total consumer	52,043	45	50,212	45	49,618	45	49,421	45	49,367	44
Total loans and leases	$116,221	100%	$112,817	100%	$111,267	100%	$109,558	100%	$111,068	100%

	June 30,		March 31,		December 31,		September 30,		June 30,
(dollar amounts in millions)	2022		2022		2021		2021		2021
Ending Balances by Business Segment:
Commercial Banking	$52,845	45%	$51,132	45%	$49,372	44%	$46,988	43%	$46,559	42%
Consumer and Business Banking	32,144	28	31,756	29	32,715	30	34,267	31	35,961	32
Vehicle Finance	21,848	19	21,344	19	20,968	19	20,353	19	20,196	18
RBHPCG (Regional Banking and The Huntington Private Client Group)	9,181	8	8,435	7	8,012	7	7,743	7	7,394	7
Treasury / Other	203	—	150	—	200	—	207	—	958	1
Total loans and leases	$116,221	100%	$112,817	100%	$111,267	100%	$109,558	100%	$111,068	100%

Average Balances by Business Segment:
Commercial Banking	$51,280	45%	$49,515	45%	$47,281	43%	$46,180	43%	$31,896	37%
Consumer and Business Banking	31,926	28	32,134	29	33,434	31	35,544	32	28,905	33
Vehicle Finance	21,601	19	21,155	19	20,598	19	20,219	18	19,548	22
RBHPCG	8,786	8	8,178	7	7,842	7	7,527	7	6,840	8
Treasury / Other	356	—	160	—	333	—	198	—	205	—
Total loans and leases	$113,949	100%	$111,142	100%	$109,488	100%	$109,668	100%	$87,394	100%

Huntington Bancshares Incorporated
Deposits Composition
(Unaudited)

	June 30,		March 31,		December 31,		September 30,		June 30,
(dollar amounts in millions)	2022		2022		2021		2021		2021
Ending Balances by Type:
Demand deposits - noninterest-bearing	$42,131	29%	$43,824	29%	$43,236	30%	$44,560	31%	$45,249	32%
Demand deposits - interest-bearing	41,433	28	42,099	29	39,837	28	36,423	26	34,938	24
Money market deposits	34,257	24	33,444	23	32,522	23	32,662	23	33,616	24
Savings and other domestic deposits	21,583	15	21,716	15	21,088	15	20,773	15	20,876	15
Core certificates of deposit (1)	2,103	1	2,358	2	2,740	2	3,080	2	3,537	2
Total core deposits	141,507	97	143,441	98	139,423	98	137,498	97	138,216	97
Other domestic deposits of $250,000 or more	221	—	274	—	359	—	521	—	675	—
Negotiable CDS, brokered and other deposits	3,707	3	3,250	2	3,481	2	3,879	3	3,914	3
Total deposits	$145,435	100%	$146,965	100%	$143,263	100%	$141,898	100%	$142,805	100%
Total core deposits:
Commercial	$63,629	45%	$64,013	45%	$61,521	44%	$61,210	45%	$61,055	44%
Consumer	77,878	55	79,428	55	77,902	56	76,288	55	77,161	56
Total core deposits	$141,507	100%	$143,441	100%	$139,423	100%	$137,498	100%	$138,216	100%

	June 30,		March 31,		December 31,		September 30,		June 30,
(dollar amounts in millions)	2022		2022		2021		2021		2021
Ending Balances by Business Segment:
Commercial Banking	$34,670	24%	$35,034	24%	$31,845	22%	$32,531	23%	$32,624	23%
Consumer and Business Banking	95,693	66	96,907	65	95,352	67	94,439	67	95,693	67
Vehicle Finance	1,291	1	1,323	1	1,401	1	1,437	1	1,155	1
RBHPCG	9,226	6	9,672	7	10,162	7	9,025	6	8,416	6
Treasury / Other (2)	4,555	3	4,029	3	4,503	3	4,466	3	4,917	3
Total deposits	$145,435	100%	$146,965	100%	$143,263	100%	$141,898	100%	$142,805	100%

Average Balances by Business Segment:
Commercial Banking	$35,156	24%	$33,355	23%	$31,950	22%	$32,867	23%	$27,372	24%
Consumer and Business Banking	95,263	65	94,464	66	94,593	67	94,719	67	73,011	65
Vehicle Finance	1,257	1	1,289	1	1,501	1	1,328	1	1,035	1
RBHPCG	9,493	7	9,520	7	9,505	7	8,587	6	7,564	7
Treasury / Other (2)	3,839	3	4,289	3	4,754	3	4,802	3	3,696	3
Total deposits	$145,008	100%	$142,917	100%	$142,303	100%	$142,303	100%	$112,678	100%
(1)Includes consumer certificates of deposit of $250,000 or more.
(2)Comprised primarily of national market deposits.

Huntington Bancshares Incorporated
Consolidated Quarterly Average Balance Sheets
(Unaudited)

	Quarterly Average Balances (1)
	June 30,	March 31,	December 31,	September 30,	June 30,	Percent Changes vs.
(dollar amounts in millions)	2022	2022	2021	2021	2021	1Q22	2Q21
Assets
Interest-bearing deposits at Federal Reserve Bank	$3,532	$7,195	$7,227	$11,536	$7,636	(51)%	(54)%
Interest-bearing deposits in banks	161	174	521	466	319	(7)	(50)
Securities:
Trading account securities	30	46	51	49	48	(35)	(38)
Available-for-sale securities:
Taxable	21,672	24,205	23,895	20,147	20,096	(10)	8
Tax-exempt	2,859	2,886	3,057	3,116	2,832	(1)	1
Total available-for-sale securities	24,531	27,091	26,952	23,263	22,928	(9)	7
Held-to-maturity securities - taxable	17,234	14,556	12,421	11,964	7,280	18	137
Other securities	755	967	651	677	479	(22)	58
Total securities	42,550	42,660	40,075	35,953	30,735	—	38
Loans held for sale	1,033	1,243	1,381	1,525	1,294	(17)	(20)
Loans and leases: (2)
Commercial:
Commercial and industrial	42,689	41,397	40,582	40,597	34,126	3	25
Commercial real estate:
Commercial	13,516	13,186	12,758	12,891	7,773	3	74
Construction	1,760	1,877	1,820	1,803	1,310	(6)	34
Commercial real estate	15,276	15,063	14,578	14,694	9,083	1	68
Lease financing	4,919	4,912	4,933	4,983	2,798	—	76
Total commercial	62,884	61,372	60,093	60,274	46,007	2	37
Consumer:
Residential mortgage	20,527	19,505	18,955	18,886	13,768	5	49
Automobile	13,557	13,463	13,355	13,209	12,793	1	6
Home equity	10,373	10,414	10,748	11,106	9,375	—	11
RV and marine	5,317	5,103	5,040	4,998	4,447	4	20
Other consumer	1,291	1,285	1,297	1,195	1,004	—	29
Total consumer	51,065	49,770	49,395	49,394	41,387	3	23
Total loans and leases	113,949	111,142	109,488	109,668	87,394	3	30
Allowance for loan and lease losses	(2,053)	(2,047)	(2,112)	(2,219)	(1,828)	—	(12)
Net loans and leases	111,896	109,095	107,376	107,449	85,566	3	31
Total earning assets	161,225	162,414	158,692	159,148	127,378	(1)	27
Cash and due from banks	1,669	1,648	1,695	1,535	1,106	1	51
Goodwill and other intangible assets	5,613	5,584	5,570	5,578	3,055	1	84
All other assets	10,107	10,013	9,827	9,791	8,119	1	24
Total assets	$176,561	$177,612	$173,672	$173,833	$137,830	(1)%	28%
Liabilities and shareholders’ equity
Interest-bearing deposits:
Demand deposits - interest-bearing	$41,712	$40,634	$38,441	$35,690	$29,729	3%	40%
Money market deposits	33,791	32,672	32,400	33,281	28,124	3	20
Savings and other domestic deposits	21,683	21,316	20,896	20,931	15,190	2	43
Core certificates of deposit (3)	2,228	2,560	2,909	3,319	1,832	(13)	22
Other domestic deposits of $250,000 or more	225	316	452	582	259	(29)	(13)
Negotiable CDS, brokered and other deposits	2,981	3,453	3,843	3,905	2,986	(14)	—
Total interest-bearing deposits	102,620	100,951	98,941	97,708	78,120	2	31
Short-term borrowings	2,103	4,728	342	317	241	(56)	773
Long-term debt	7,024	6,914	7,674	7,587	6,887	2	2
Total interest-bearing liabilities	111,747	112,593	106,957	105,612	85,248	(1)	31
Demand deposits - noninterest-bearing	42,388	41,966	43,362	44,595	34,558	1	23
All other liabilities	4,168	3,964	3,957	3,823	2,608	5	60
Total Huntington Bancshares Inc shareholders’ equity	18,228	19,064	19,375	19,783	15,410	(4)	18
Non-controlling interest	30	25	21	20	6	20	400
Total equity	18,258	19,089	19,396	19,803	15,416	(4)	18
Total liabilities and shareholders’ equity	$176,561	$177,612	$173,672	$173,833	$137,830	(1)%	28%
(1)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(2)Includes nonaccrual loans and leases.
(3)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Interest Income / Expense (1)(2)
(Unaudited)

	Quarterly Interest Income / Expense
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in millions)	2022	2022	2021	2021	2021
Assets
Interest-bearing deposits at Federal Reserve Bank	$7	$3	$3	$4	$2
Interest-bearing deposits in banks	1	—	—	1	—
Securities:
Trading account securities	1	—	—	—	1
Available-for-sale securities:
Taxable	123	90	77	68	67
Tax-exempt	19	22	19	18	17
Total available-for-sale securities	142	112	96	86	84
Held-to-maturity securities - taxable	90	66	50	47	35
Other securities	6	5	4	2	2
Total securities	239	183	150	135	122
Loans held for sale	10	10	10	13	9
Loans and leases:
Commercial:
Commercial and industrial	415	392	393	419	319
Commercial real estate:
Commercial	115	97	102	105	60
Construction	16	17	17	17	12
Commercial real estate	131	114	119	122	72
Lease financing	61	61	61	61	36
Total commercial	607	567	573	602	427
Consumer:
Residential mortgage	158	146	141	139	104
Automobile	115	112	119	121	115
Home equity	115	102	109	113	89
RV and marine	55	52	54	55	46
Other consumer	30	28	29	29	27
Total consumer	473	440	452	457	381
Total loans and leases	1,080	1,007	1,025	1,059	808
Total earning assets	$1,337	$1,203	$1,188	$1,212	$941

Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	$11	$3	$3	$3	$4
Money market deposits	8	4	6	7	4
Savings and other domestic deposits	1	1	1	1	2
Core certificates of deposit (3)	—	1	—	(2)	1
Other domestic deposits of $250,000 or more	—	—	—	1	—
Negotiable CDS, brokered and other deposits	5	2	1	1	1
Total interest-bearing deposits	25	11	11	11	12
Short-term borrowings	7	7	1	—	—
Long-term debt	38	31	38	34	85
Total interest-bearing liabilities	70	49	50	45	97
Net interest income	$1,267	$1,154	$1,138	$1,167	$844
(1)Fully-taxable equivalent (FTE) income and expense calculated assuming a 21% tax rate. See page 10 for the FTE adjustment.
(2)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(3)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Yield
(Unaudited)

	Quarterly Average Rates
	June 30,	March 31,	December 31,	September 30,	June 30,
Fully-taxable equivalent basis (1)	2022	2022	2021	2021	2021
Assets
Interest-bearing deposits at Federal Reserve Bank	0.80%	0.17%	0.15%	0.17%	0.11%
Interest-bearing deposits in banks	1.32	0.15	0.06	0.04	0.01
Securities:
Trading account securities	3.99	3.39	3.67	2.98	2.96
Available-for-sale securities:
Taxable	2.25	1.49	1.29	1.34	1.34
Tax-exempt	2.71	3.00	2.40	2.37	2.42
Total available-for-sale securities	2.30	1.65	1.42	1.48	1.47
Held-to-maturity securities - taxable	2.10	1.81	1.59	1.58	1.94
Other securities	3.62	1.88	2.18	1.43	1.72
Total securities	2.24	1.72	1.49	1.52	1.59
Loans held for sale	4.08	3.15	3.14	3.23	2.79
Loans and leases: (3)
Commercial:
Commercial and industrial	3.84	3.79	3.79	4.04	3.70
Commercial real estate:
Commercial	3.38	2.94	3.14	3.17	3.06
Construction	3.70	3.52	3.71	3.68	3.57
Commercial real estate	3.41	3.01	3.21	3.23	3.13
Lease financing	4.98	4.93	4.81	4.84	5.00
Total commercial	3.83	3.69	3.73	3.91	3.67
Consumer:
Residential mortgage	3.09	2.99	2.97	2.95	3.04
Automobile	3.40	3.38	3.53	3.62	3.62
Home equity	4.44	3.99	4.01	4.03	3.79
RV and marine	4.12	4.15	4.31	4.33	4.13
Other consumer	9.08	8.96	9.06	9.72	10.61
Total consumer	3.70	3.57	3.64	3.67	3.69
Total loans and leases	3.77	3.64	3.69	3.80	3.68
Total earning assets	3.33	3.00	2.97	3.02	2.96
Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	0.10	0.03	0.03	0.04	0.04
Money market deposits	0.09	0.05	0.08	0.08	0.06
Savings and other domestic deposits	0.02	0.02	0.02	0.03	0.04
Core certificates of deposit (4)	0.07	0.14	—	(0.23)	0.19
Other domestic deposits of $250,000 or more	0.23	0.08	0.18	0.21	0.26
Negotiable CDS, brokered and other deposits	0.72	0.17	0.14	0.15	0.16
Total interest-bearing deposits	0.10	0.04	0.05	0.05	0.06
Short-term borrowings	1.40	0.57	0.09	0.14	0.47
Long-term debt	2.16	1.83	1.93	1.81	4.97
Total interest-bearing liabilities	0.25	0.18	0.18	0.17	0.45
Net interest rate spread	3.08	2.82	2.79	2.85	2.51
Impact of noninterest-bearing funds on margin	0.07	0.06	0.06	0.06	0.15
Net interest margin	3.15%	2.88%	2.85%	2.91%	2.66%

Commercial Loan Derivative Impact
(Unaudited)
	Average Rates
	2022	2022	2021	2021	2021
Fully-taxable equivalent basis (1)	Second	First	Fourth	Third	Second
Commercial loans (2)(3)	3.69%	3.47%	3.53%	3.65%	3.27%
Impact of commercial loan derivatives	0.14	0.22	0.20	0.26	0.40
Total commercial - as reported	3.83%	3.69%	3.73%	3.91%	3.67%
Average 1 Month LIBOR	1.01%	0.23%	0.09%	0.09%	0.10%
(1)Fully-taxable equivalent (FTE) yields are calculated assuming a 21% tax rate. See page 10 for the FTE adjustment.
(2)Yield/rates exclude the effects of hedge and risk management activities associated with the respective asset and liability categories.
(3)Includes nonaccrual loans and leases.
(4)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Selected Quarterly Income Statement Data
(Unaudited)

	Three Months Ended
(dollar amounts in millions, except per share data)	June 30,	March 31,	December 31,	September 30,	June 30,
	2022	2022	2021	2021	2021
Interest income	$1,331	$1,195	$1,182	$1,205	$935
Interest expense	70	49	50	45	97
Net interest income	1,261	1,146	1,132	1,160	838
Provision for credit losses	67	25	(64)	(62)	211
Net interest income after provision for credit losses	1,194	1,121	1,196	1,222	627
Service charges on deposit accounts	105	97	101	114	88
Card and payment processing income	96	86	93	96	80
Mortgage banking income	44	49	61	81	67
Trust and investment management services	63	65	63	61	56
Capital markets fees	54	42	47	40	35
Insurance income	27	31	28	25	25
Leasing revenue	27	35	41	42	12
Bank owned life insurance income	11	17	22	15	16
Gain on sale of loans	12	28	1	2	3
Net gains (losses) on sales of securities	—	—	(1)	—	10
Other noninterest income	46	49	59	59	52
Total noninterest income	485	499	515	535	444
Personnel costs	577	580	632	643	592
Outside data processing and other services	153	165	269	304	162
Net occupancy	58	64	68	95	72
Equipment	61	81	68	79	55
Professional services	19	19	22	26	48
Marketing	24	21	35	25	15
Deposit and other insurance expense	20	18	18	17	8
Amortization of intangibles	13	14	14	13	11
Lease financing equipment depreciation	11	14	17	19	5
Other noninterest expense	82	77	78	68	104
Total noninterest expense	1,018	1,053	1,221	1,289	1,072
Income (loss) before income taxes	661	567	490	468	(1)
Provision for income taxes	120	105	88	90	14
Income (loss) after income taxes	541	462	402	378	(15)
Income attributable to non-controlling interest	2	2	1	1	—
Net income (loss) attributable to Huntington Bancshares Inc	539	460	401	377	(15)
Dividends on preferred shares	28	28	28	29	43
Impact of preferred stock redemption	—	—	(4)	15	—
Net income (loss) applicable to common shares	$511	$432	$377	$333	$(58)

Average common shares - basic	1,441	1,438	1,444	1,463	1,125
Average common shares - diluted	1,463	1,464	1,471	1,487	1,125

Per common share
Net income (loss) - basic	$0.35	$0.30	$0.26	$0.23	$(0.05)
Net income (loss) - diluted	0.35	0.29	0.26	0.22	(0.05)
Cash dividends declared	0.155	0.155	0.155	0.15	0.15

Revenue - fully-taxable equivalent (FTE)
Net interest income	$1,261	$1,146	$1,132	$1,160	$838
FTE adjustment	6	8	6	7	6
Net interest income (1)	1,267	1,154	1,138	1,167	844
Noninterest income	485	499	515	535	444
Total revenue (1)	$1,752	$1,653	$1,653	$1,702	$1,288
(1)On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate.

Huntington Bancshares Incorporated
Quarterly Mortgage Banking Noninterest Income
(Unaudited)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	Percent Changes vs.
(dollar amounts in millions)	2022	2022	2021	2021	2021	1Q22	2Q21
Net origination and secondary marketing income	$27	$37	$56	$80	$70	(27)%	(61)%
Net mortgage servicing income
Loan servicing income	22	22	22	21	17	—	29
Amortization of capitalized servicing	(16)	(15)	(20)	(21)	(20)	(7)	20
Operating (expense) income	6	7	2	—	(3)	(14)	NM
MSR valuation adjustment	44	51	(1)	1	(24)	(14)	NM
Gains (losses) due to MSR hedging	(34)	(47)	2	(4)	22	28	NM
Net MSR risk management	10	4	1	(3)	(2)	150	NM
Total net mortgage servicing (expense) income	$16	$11	$3	$(3)	$(5)	45%	NM
All other	1	1	2	4	2	—	(50)
Mortgage banking income	$44	$49	$61	$81	$67	(10)%	(34)%

Mortgage origination volume	$3,366	$2,881	$3,880	$4,467	$4,007	17%	(16)%
Mortgage origination volume for sale	1,263	1,519	2,380	2,514	2,265	(17)	(44)

Third party mortgage loans serviced (1)	31,704	31,570	31,017	30,554	30,398	—	4
Mortgage servicing rights (1)	463	416	351	338	327	11	42
MSR % of investor servicing portfolio (1)	1.46%	1.32%	1.13%	1.11%	1.08%	11%	35%
NM - Not Meaningful
(1)At period end.

Huntington Bancshares Incorporated
Quarterly Credit Reserves Analysis
(Unaudited)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in millions)	2022	2022	2021	2021	2021
Allowance for loan and lease losses, beginning of period	$2,018	$2,030	$2,107	$2,218	$1,703
Loan and lease charge-offs	(52)	(81)	(79)	(106)	(102)
Recoveries of loans and leases previously charged-off	44	62	45	51	40
Net loan and lease charge-offs	(8)	(19)	(34)	(55)	(62)
Provision (benefit) for loan and lease losses	64	7	(43)	(56)	145
Allowance on PCD loans and leases at acquisition	—	—	—	—	432
Allowance for loan and lease losses, end of period	2,074	2,018	2,030	2,107	2,218
Allowance for unfunded lending commitments, beginning of period	91	77	98	104	38
Provision (reduction in allowance) for unfunded lending commitments	3	14	(21)	(6)	66
Allowance for unfunded lending commitments, end of period	94	91	77	98	104
Total allowance for credit losses, end of period	$2,168	$2,109	$2,107	$2,205	$2,322
Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.78%	1.79%	1.82%	1.92%	2.00%
Nonaccrual loans and leases (NALs)	316	296	284	245	227
Nonperforming assets (NPAs)	304	285	271	236	219
Total allowance for credit losses (ACL) as % of:
Total loans and leases	1.87%	1.87%	1.89%	2.01%	2.09%
Nonaccrual loans and leases (NALs)	330	309	294	256	238
Nonperforming assets (NPAs)	318	298	281	247	229

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in millions)	2022	2022	2021	2021	2021
Allocation of allowance for credit losses
Commercial
Commercial and industrial	$804	$937	$832	$801	$1,030
Commercial real estate	498	521	586	678	499
Lease financing	40	56	44	70	89
Total commercial	1,342	1,514	1,462	1,549	1,618
Consumer
Residential mortgage	177	139	145	127	125
Automobile	146	101	108	122	141
Home equity	131	60	88	108	140
RV and marine	147	96	105	111	114
Other consumer	131	108	122	90	80
Total consumer	732	504	568	558	600
Total allowance for loan and lease losses	2,074	2,018	2,030	2,107	2,218
Allowance for unfunded lending commitments	94	91	77	98	104
Total allowance for credit losses	$2,168	$2,109	$2,107	$2,205	$2,322

Huntington Bancshares Incorporated
Quarterly Net Charge-Off Analysis
(Unaudited)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in millions)	2022	2022	2021	2021	2021
Net charge-offs (recoveries) by loan and lease type:
Commercial:
Commercial and industrial	$(4)	$(23)	$6	$28	$37
Commercial real estate	(4)	8	(4)	7	17
Lease financing	(3)	5	3	12	5
Total commercial	(11)	(10)	5	47	59
Consumer:
Residential mortgage	(1)	—	(1)	—	—
Automobile	—	—	—	(4)	(4)
Home equity	(2)	(1)	(1)	(3)	(1)
RV and marine	1	3	2	—	—
Other consumer	21	27	29	15	8
Total consumer	19	29	29	8	3
Total net charge-offs	$8	$19	$34	$55	$62

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2022	2022	2021	2021	2021
Net charge-offs (recoveries) - annualized percentages:
Commercial:
Commercial and industrial	(0.04)%	(0.22)%	0.06%	0.28%	0.43%
Commercial real estate	(0.11)	0.22	(0.12)	0.21	0.69
Lease financing	(0.24)	0.40	0.24	0.87	0.93
Total commercial	(0.07)	(0.06)	0.03	0.31	0.51
Consumer:
Residential mortgage	(0.02)	—	(0.01)	—	—
Automobile	—	0.01	(0.03)	(0.10)	(0.13)
Home equity	(0.08)	(0.03)	(0.04)	(0.08)	(0.08)
RV and marine	0.10	0.20	0.13	(0.01)	0.02
Other consumer	6.60	8.46	9.21	4.84	3.26
Total consumer	0.15	0.23	0.23	0.07	0.02
Net charge-offs as a % of average loans	0.03%	0.07%	0.12%	0.20%	0.28%

Huntington Bancshares Incorporated
Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs) (1)
(Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in millions)	2022	2022	2021	2021	2021
Nonaccrual loans and leases (NALs):
Commercial and industrial	$324	$323	$370	$494	$591
Commercial real estate	117	114	104	103	83
Lease financing	22	38	48	60	74
Residential mortgage	111	117	111	108	130
Automobile	4	4	3	3	3
Home equity	78	84	79	87	91
RV and marine	1	2	1	6	5
Total nonaccrual loans and leases	657	682	716	861	977
Other real estate, net:
Residential	11	10	8	6	5
Commercial	—	1	1	1	2
Total other real estate, net	11	11	9	7	7
Other NPAs (2)	14	15	25	25	30
Total nonperforming assets	$682	$708	$750	$893	$1,014

Nonaccrual loans and leases as a % of total loans and leases	0.57%	0.60%	0.64%	0.79%	0.88%
NPA ratio (3)	0.59	0.63	0.67	0.82	0.91
(NPA+90days)/(Loan+OREO) (4)	0.77	0.88	0.86	0.97	1.05

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in millions)	2022	2022	2021	2021	2021
Nonperforming assets, beginning of period	$708	$750	$893	$1,014	$544
New nonperforming assets	181	204	146	195	116
Acquired NPAs	—	—	—	—	629
Returns to accruing status	(81)	(57)	(99)	(125)	(46)
Charge-offs	(26)	(32)	(35)	(51)	(77)
Payments	(97)	(155)	(152)	(128)	(81)
Sales	(3)	(2)	(3)	(12)	(71)
Nonperforming assets, end of period	$682	$708	$750	$893	$1,014
(1)December 31, 2021 and all periods prior generally exclude loans and leases that were under payment deferral or granted other assistance, including amendments or waivers of financial covenants in response to the COVID-19 pandemic.
(2)Other nonperforming assets include certain impaired securities and/or nonaccrual loans held-for-sale.
(3)Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.
(4)The sum of nonperforming assets and total accruing loans and leases past due 90 days or more divided by the sum of loans and leases and other real estate.

Huntington Bancshares Incorporated
Quarterly Accruing Past Due Loans and Leases
(Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in millions)	2022	2022	2021	2021	2021
Accruing loans and leases past due 90+ days:
Commercial and industrial	$11	$10	$13	$6	$1
Lease financing	10	12	11	12	14
Residential mortgage (excluding loans guaranteed by the U.S. Government)	14	25	25	16	17
Automobile	6	6	6	5	4
Home equity	13	12	17	10	9
RV and marine	2	1	3	2	1
Other consumer	2	2	3	2	2
Total, excl. loans guaranteed by the U.S. Government	58	68	78	53	48
Add: loans guaranteed by U.S. Government	154	212	132	122	100
Total accruing loans and leases past due 90+ days, including loans guaranteed by the U.S. Government	$212	$280	$210	$175	$148

Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.05%	0.06%	0.07%	0.05%	0.04%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.13	0.19	0.12	0.11	0.09
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.18	0.25	0.19	0.16	0.13

Huntington Bancshares Incorporated
Quarterly Capital Under Current Regulatory Standards (Basel III) and Other Capital Data
(Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in millions)	2022	2022	2021	2021	2021
Common equity tier 1 risk-based capital ratio: (1)
Total shareholders’ equity	$17,950	$18,452	$19,297	$19,479	$20,511
Regulatory capital adjustments:
CECL transitional amount (2)	328	328	437	440	459
Shareholders’ preferred equity	(2,177)	(2,177)	(2,177)	(2,281)	(2,866)
Accumulated other comprehensive income (loss) offset	2,098	1,314	230	125	19
Goodwill and other intangibles, net of related taxes	(5,686)	(5,474)	(5,484)	(5,477)	(5,479)
Deferred tax assets that arise from tax loss and credit carryforwards	(36)	(46)	(54)	(36)	(48)
Common equity tier 1 capital	12,477	12,397	12,249	12,250	12,596
Additional tier 1 capital
Shareholders’ preferred equity	2,177	2,177	2,177	2,281	2,866
Tier 1 capital	14,654	14,574	14,426	14,531	15,462
Long-term debt and other tier 2 qualifying instruments	1,462	1,464	1,539	1,552	1,062
Qualifying allowance for loan and lease losses	1,541	1,485	1,281	1,290	1,345
Tier 2 capital	3,003	2,949	2,820	2,842	2,407
Total risk-based capital	$17,657	$17,523	$17,246	$17,373	$17,869
Risk-weighted assets (RWA)(1)	$137,841	$134,484	$131,266	$128,023	$126,241
Common equity tier 1 risk-based capital ratio (1)	9.05%	9.22%	9.33%	9.57%	9.98%
Other regulatory capital data:
Tier 1 leverage ratio (1)	8.46	8.43	8.56	8.62	11.65
Tier 1 risk-based capital ratio (1)	10.63	10.84	10.99	11.35	12.25
Total risk-based capital ratio (1)	12.81	13.03	13.14	13.57	14.15
Non-regulatory capital data:
Tangible common equity / RWA ratio (1)	7.28	8.00	8.83	9.14	9.61
(1)June 30, 2022, figures are estimated.
(2)Upon adoption in 2020, Huntington elected to temporarily delay certain effects of CECL on regulatory capital, utilizing a two-year delay followed by a three-year transition period. January 1, 2022 began the three-year transition period, whereby 100% of the day-one impact of adopting CECL and 25% of the cumulative change in the reported allowance for credit losses since adopting CECL will be recognized over the three-year transition period. As of March 31, 2022 and June 30, 2022, 25% of the cumulative CECL deferral has been phased in.

Huntington Bancshares Incorporated
Quarterly Common Stock Summary, Non-Regulatory Capital, and Other Data
(Unaudited)
Quarterly common stock summary

	June 30,	March 31,	December 31,	September 30,	June 30,
	2022	2022	2021	2021	2021
Cash dividends declared per common share	$0.155	$0.155	$0.155	$0.15	$0.15
Common shares outstanding (in millions)
Average - basic	1,441	1,438	1,444	1,463	1,125
Average - diluted	1,463	1,464	1,471	1,487	1,125
Ending	1,442	1,439	1,438	1,446	1,477
Tangible book value per common share (1)	$6.96	$7.47	$8.06	$8.09	$8.22
Common share repurchases (in millions)
Number of shares repurchased	—	—	10	33	—

Non-regulatory capital

	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in millions)	2022	2022	2021	2021	2021
Calculation of tangible equity / asset ratio:
Total shareholders’ equity	$17,950	$18,452	$19,297	$19,479	$20,511
Goodwill and other intangible assets	(5,788)	(5,577)	(5,591)	(5,571)	(5,585)
Deferred tax liability on other intangible assets (1)	46	48	51	54	56
Total tangible equity	12,208	12,923	13,757	13,962	14,982
Preferred equity	(2,167)	(2,167)	(2,167)	(2,267)	(2,851)
Total tangible common equity	$10,041	$10,756	$11,590	$11,695	$12,131
Total assets	$178,782	$176,856	$174,064	$173,878	$175,172
Goodwill and other intangible assets	(5,788)	(5,577)	(5,591)	(5,571)	(5,585)
Deferred tax liability on other intangible assets (1)	46	48	51	54	56
Total tangible assets	$173,040	$171,327	$168,524	$168,361	$169,643
Tangible equity / tangible asset ratio	7.06%	7.54%	8.16%	8.29%	8.83%
Tangible common equity / tangible asset ratio	5.80	6.28	6.88	6.95	7.15
Other data:
Number of employees (Average full-time equivalent)	19,866	19,722	20,309	20,908	17,018
Number of domestic full-service branches (2)	1,032	1,030	1,092	1,236	1,239
ATM Count	1,731	1,729	1,756	2,317	2,340
(1)Deferred tax liability related to other intangible assets is calculated at a 21% tax rate.
(2)Includes Regional Banking and The Huntington Private Client Group offices.

Huntington Bancshares Incorporated
Consolidated Year To Date Average Balance Sheets
(Unaudited)

	YTD Average Balances (1)
	Six Months Ended June 30,		Change
(dollar amounts in millions)	2022	2021	Amount	Percent
Assets
Interest-bearing deposits at Federal Reserve Bank	$5,354	$6,855	$(1,501)	(22)%
Interest-bearing deposits in banks	168	248	(80)	(32)
Securities:
Trading account securities	38	50	(12)	(24)
Available-for-sale securities:
Taxable	22,931	17,476	5,455	31
Tax-exempt	2,873	2,742	131	5
Total available-for-sale securities	25,804	20,218	5,586	28
Held-to-maturity securities - taxable	15,902	7,772	8,130	105
Other securities	860	447	413	92
Total securities	42,604	28,487	19,703	50
Loans held for sale	1,137	1,343	(206)	(15)
Loans and leases: (2)
Commercial:
Commercial and industrial	42,047	33,145	8,902	27
Commercial real estate:
Commercial	13,352	6,952	6,400	92
Construction	1,818	1,182	636	54
Commercial real estate	15,170	8,134	7,036	87
Lease financing	4,915	2,500	2,415	97
Total commercial	62,132	43,779	18,353	42
Consumer:
Residential mortgage	20,019	12,936	7,083	55
Automobile	13,510	12,729	781	6
Home equity	10,394	9,093	1,301	14
RV and marine	5,210	4,320	890	21
Other consumer	1,288	988	300	30
Total consumer	50,421	40,066	10,355	26
Total loans and leases	112,553	83,845	28,708	34
Allowance for loan and lease losses	(2,050)	(1,818)	(232)	(13)
Net loans and leases	110,503	82,027	28,476	35
Total earning assets	161,816	120,778	41,038	34
Cash and due from banks	1,659	1,093	566	52
Goodwill and other intangible assets	5,598	2,618	2,980	114
All other assets	10,061	7,783	2,278	29
Total assets	$177,084	$130,454	46,630	36%
Liabilities and shareholders’ equity
Interest-bearing deposits:
Demand deposits - interest-bearing	$41,176	$28,279	$12,897	46%
Money market deposits	33,235	27,190	6,045	22
Savings and other domestic deposits	21,501	13,743	7,758	56
Core certificates of deposit (3)	2,393	1,487	906	61
Other domestic deposits of $250,000 or more	270	309	(39)	(13)
Negotiable CDS, brokered and other deposits	3,216	3,169	47	1
Total interest-bearing deposits	101,791	74,177	27,614	37
Short-term borrowings	3,408	224	3,184	NM
Long-term debt	6,969	7,324	(355)	(5)
Total interest-bearing liabilities	112,168	81,725	30,443	37
Demand deposits - noninterest-bearing	42,177	31,841	10,336	32
All other liabilities	4,068	2,512	1,556	62
Total Huntington Bancshares Inc shareholders’ equity	18,644	14,373	4,271	30
Non-controlling interest	27	3	24	NM
Total equity	$18,671	$14,376	$4,295	30
Total liabilities and shareholders’ equity	$177,084	$130,454	$46,630	36%
NM - Not Meaningful
(1)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(2)Includes nonaccrual loans and leases.
(3)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Year To Date Net Interest Margin - Interest Income / Expense (1)(2)
(Unaudited)

	YTD Interest Income / Expense
	Six Months Ended June 30,
(dollar amounts in millions)	2022	2021
Assets
Interest-bearing deposits at Federal Reserve Bank	$10	$4
Interest-bearing deposits in banks	1	—
Securities:
Trading account securities	1	1
Available-for-sale securities:
Taxable	213	116
Tax-exempt	41	34
Total available-for-sale securities	254	150
Held-to-maturity securities - taxable	156	77
Other securities	11	4
Total securities	422	232
Loans held for sale	20	18
Loans and leases:
Commercial:
Commercial and industrial	807	634
Commercial real estate:
Commercial	212	100
Construction	33	21
Commercial real estate	245	121
Lease financing	122	64
Total commercial	1,174	819
Consumer:
Residential mortgage	304	199
Automobile	227	231
Home equity	217	169
RV and marine	107	90
Other consumer	58	54
Total consumer	913	743
Total loans and leases	2,087	1,562
Total earning assets	$2,540	$1,816
Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	$14	$6
Money market deposits	12	8
Savings and other domestic deposits	2	3
Core certificates of deposit (3)	1	3
Other domestic deposits of $250,000 or more	—	—
Negotiable CDS, brokered and other deposits	7	3
Total interest-bearing deposits	36	23
Short-term borrowings	14	—
Long-term debt	69	(29)
Total interest-bearing liabilities	119	(6)
Net interest income	$2,421	$1,822
(1)Fully-taxable equivalent (FTE) income and expense calculated assuming a 21% tax rate. See page 21 for the FTE adjustment.
(2)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(3)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Year To Date Net Interest Margin - Yield
(Unaudited)

	YTD Average Rates
	Six Months Ended June 30,
Fully-taxable equivalent basis (1)	2022	2021
Assets
Interest-bearing deposits in Federal Reserve Bank	0.38%	0.11%
Interest-bearing deposits in banks	0.71	0.03
Securities:
Trading account securities	3.63	3.32
Available-for-sale securities:
Taxable	1.85	1.33
Tax-exempt	2.86	2.46
Total available-for-sale securities	1.96	1.48
Held-to-maturity securities - taxable	1.97	1.98
Other securities	2.64	1.69
Total securities	1.98	1.63
Loans held for sale	3.58	2.71
Loans and leases: (3)
Commercial:
Commercial and industrial	3.82	3.80
Commercial real estate:
Commercial	3.16	2.87
Construction	3.61	3.50
Commercial real estate	3.22	2.96
Lease financing	4.95	5.08
Total commercial	3.76	3.72
Consumer:
Residential mortgage	3.04	3.08
Automobile	3.39	3.67
Home equity	4.21	3.75
RV and marine	4.14	4.21
Other consumer	9.02	10.89
Total consumer	3.64	3.73
Total loans and leases	3.71	3.73
Total earning assets	3.17%	3.03%
Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	0.07%	0.04%
Money market deposits	0.07	0.06
Savings and other domestic deposits	0.02	0.04
Core certificates of deposit (4)	0.10	0.36
Other domestic deposits of $250,000 or more	0.19	0.15
Negotiable CDS, brokered and other deposits	0.42	0.17
Total interest-bearing deposits	0.07	0.06
Short-term borrowings	0.83	0.34
Long-term debt	1.99	(0.78)
Total interest-bearing liabilities	0.21	(0.02)
Net interest rate spread	2.96	3.05
Impact of noninterest-bearing funds on margin	0.06	(0.01)
Net interest margin	3.02%	3.04%

Commercial Loan Derivative Impact
(Unaudited)
	YTD Average Rates
	Six Months Ended June 30,
Fully-taxable equivalent basis (1)	2022	2021
Commercial loans (2)(3)	3.58%	3.25%
Impact of commercial loan derivatives	0.18	0.47
Total commercial - as reported	3.76%	3.72%
Average 1 Month LIBOR	0.61%	0.11%
(1)Fully-taxable equivalent (FTE) yields are calculated assuming a 21% tax rate. See page 21 for the FTE adjustment.
(2)Yield/rates exclude the effects of hedge and risk management activities associated with the respective asset and liability categories.
(3)Includes the impact of nonaccrual loans and leases.
(4)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Selected Year To Date Income Statement Data
(Unaudited)

	Six Months Ended June 30,		Change
(dollar amounts in millions, except per share data)	2022	2021	Amount	Percent
Interest income	$2,526	$1,804	$722	40%
Interest expense	119	(6)	125	NM
Net interest income	2,407	1,810	597	33
Provision for credit losses	92	151	(59)	(39)
Net interest income after provision for credit losses	2,315	1,659	656	40
Service charges on deposit accounts	202	157	45	29
Card and payment processing income	182	145	37	26
Mortgage banking income	93	167	(74)	(44)
Trust and investment management services	128	108	20	19
Capital markets fees	96	64	32	50
Insurance income	58	52	6	12
Leasing revenue	62	16	46	288
Bank owned life insurance income	28	32	(4)	(13)
Gain on sale of loans	40	6	34	567
Net gains (losses) on sales of securities	—	10	(10)	(100)
Other noninterest income	95	82	13	16
Total noninterest income	984	839	145	17
Personnel costs	1,157	1,060	97	9
Outside data processing and other services	318	277	41	15
Net occupancy	122	114	8	7
Equipment	142	101	41	41
Professional services	38	65	(27)	(42)
Marketing	45	29	16	55
Deposit and other insurance expense	38	16	22	138
Amortization of intangibles	27	21	6	29
Lease financing equipment depreciation	25	5	20	400
Other noninterest expense	159	177	(18)	(10)
Total noninterest expense	2,071	1,865	206	11
Income before income taxes	1,228	633	595	94
Provision for income taxes	225	116	109	94
Income after income taxes	1,003	517	486	94
Income attributable to non-controlling interest	4	—	4	100
Net income attributable to Huntington Bancshares Inc	999	517	482	93
Dividends on preferred shares	56	74	(18)	(24)
Net income applicable to common shares	$943	$443	$500	113%
Average common shares - basic	1,440	1,071	369	34
Average common shares - diluted	1,464	1,094	370	34
Per common share
Net income - basic	$0.65	$0.41	$0.24	59%
Net income - diluted	0.64	0.40	0.24	60
Cash dividends declared	0.31	0.30	0.01	3
Revenue - fully taxable equivalent (FTE)
Net interest income	$2,407	$1,810	$597	33%
FTE adjustment (1)	14	12	2	17
Net interest income	2,421	1,822	599	33
Noninterest income	984	839	145	17
Total revenue (1)	$3,405	$2,661	$744	28%
(1)On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate.

Huntington Bancshares Incorporated
Year To Date Mortgage Banking Noninterest Income
(Unaudited)

	Six Months Ended June 30,		Change
(dollar amounts in millions)	2022	2021	Amount	Percent
Net origination and secondary marketing income	$64	$164	$(100)	(61)%
Net mortgage servicing income
Loan servicing income	44	34	10	29
Amortization of capitalized servicing	(31)	(40)	9	23
Operating (expense) income	13	(6)	19	NM
MSR valuation adjustment (1)	95	27	68	NM
(Losses) gains due to MSR hedging	(81)	(24)	(57)	NM
Net MSR risk management	14	3	11	NM
Total net mortgage servicing income	$27	$(3)	$30	NM
All other	2	6	(4)	(67)
Mortgage banking income	$93	$167	$(74)	(44)%

Mortgage origination volume	$6,247	$8,049	$(1,802)	(22)%
Mortgage origination volume for sale	2,782	4,934	(2,152)	(44)

Third party mortgage loans serviced (2)	31,704	30,398	1,306	4
Mortgage servicing rights (2)	463	327	136	42
MSR % of investor servicing portfolio	1.46%	1.08%	0.38%	35%
NM - Not Meaningful
(1)The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.
(2)At period end.

Huntington Bancshares Incorporated
Year To Date Credit Reserves Analysis
(Unaudited)

	Six Months Ended June 30,
(dollar amounts in millions)	2022	2021
Allowance for loan and lease losses, beginning of period	$2,030	$1,814
Loan and lease charge-offs	(133)	(197)
Recoveries of loans and leases previously charged off	106	71
Net loan and lease charge-offs	(27)	(126)
Provision for loan and lease losses	71	98
Allowance on loans and leases purchased with credit deterioration	—	432
Allowance for loan and lease losses, end of period	2,074	2,218
Allowance for unfunded lending commitments, beginning of period	$77	$52
Provision for unfunded lending commitments	17	53
Unfunded lending commitment losses	—	(1)
Allowance for unfunded lending commitments, end of period	94	104
Total allowance for credit losses	$2,168	$2,322
Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.78%	2.00%
Nonaccrual loans and leases (NALs)	316	227
Nonperforming assets (NPAs)	304	219
Total allowance for credit losses (ACL) as % of:
Total loans and leases	1.87%	2.09%
Nonaccrual loans and leases (NALs)	330	238
Nonperforming assets (NPAs)	318	229

Huntington Bancshares Incorporated
Year To Date Net Charge-Off Analysis
(Unaudited)

	Six Months Ended June 30,
(dollar amounts in millions)	2022	2021
Net charge-offs (recoveries) by loan and lease type:
Commercial:
Commercial and industrial	$(27)	$65
Commercial real estate	4	14
Lease financing	2	29
Total commercial	(21)	108
Consumer:
Residential mortgage	(1)	—
Automobile	—	(2)
Home equity	(3)	(1)
RV and marine	4	3
Other consumer	48	18
Total consumer	48	18
Total net charge-offs	$27	$126

	Six Months Ended June 30,
	2022	2021
Net charge-offs (recoveries) - annualized percentages:
Commercial:
Commercial and industrial	(0.13)%	0.39%
Commercial real estate	0.05	0.32
Lease financing	0.08	2.42
Total commercial	(0.07)	0.49
Consumer:
Residential mortgage	(0.01)	0.01
Automobile	—	(0.04)
Home equity	(0.05)	(0.03)
RV and marine	0.15	0.15
Other consumer	7.53	3.62
Total consumer	0.19	0.09
Net charge-offs as a % of average loans	0.05%	0.30%

Huntington Bancshares Incorporated
Year To Date Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)
(Unaudited)

	June 30,
(dollar amounts in millions)	2022	2021
Nonaccrual loans and leases (NALs):
Commercial and industrial	$324	$591
Commercial real estate	117	83
Lease financing	22	74
Residential mortgage	111	130
Automobile	4	3
Home equity	78	91
RV and marine	1	5
Other consumer	—	—
Total nonaccrual loans and leases	657	977
Other real estate, net:
Residential	11	5
Commercial	—	2
Total other real estate, net	11	7
Other NPAs (1)	14	30
Total nonperforming assets (3)	$682	$1,014

Nonaccrual loans and leases as a % of total loans and leases	0.57%	0.88%
NPA ratio (2)	0.59	0.91

	Six Months Ended June 30,
(dollar amounts in millions)	2022	2021
Nonperforming assets, beginning of period	$750	$563
New nonperforming assets	385	245
Acquired NPAs	—	629
Transfer to OREO	—	—
Returns to accruing status	(138)	(79)
Charge-offs	(58)	(129)
Payments	(252)	(136)
Sales and held-for-sale transfers	(5)	(79)
Nonperforming assets, end of period (2)	$682	$1,014
(1)Other nonperforming assets include certain impaired securities and/or nonaccrual loans held-for-sale.
(2)Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.
(3)Nonaccruing troubled debt restructured loans are included in the total nonperforming assets balance.

Huntington Bancshares Incorporated
Reconciliation of Non-GAAP Financial Measures
(Unaudited)

Huntington believes certain non-GAAP financial measures to be helpful in understanding Huntington’s results of operations. The following tables provide the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure.

	Three months ended		Change (%)
($ in millions)	June 30, 2022	March 31, 2022
Pre-Provision Net Revenue (PPNR)
Total revenue	$1,746	$1,645
FTE adjustment	6	8
Total revenue (FTE) (a)	1,752	1,653
Less: net gain/(loss) on securities	—	—
Total revenue (FTE), excluding net gain/(loss) on securities (b)	1,752	1,653

Noninterest expense (c)	1,018	1,053
Less: Notable items	24	46
Noninterest expense, excluding notable items (d)	994	1,007

PPNR (a-c)	734	600
PPNR, adjusted (b-d)	758	646	17%

Return on Tangible Common Equity (ROTCE)
Average common shareholders' equity	$16,062
Less: intangible assets and goodwill, net of deferred tax	5,566
Average tangible common shareholders' equity (e)	$10,496

Net income applicable to common shares	$511
Add: amortization of intangibles, net of deferred tax	10
Net income, excluding amortization of intangibles (f)	521
Add: Notable items, after tax	19
Net income, excluding amortization of intangibles and notable items (g)	$540

ROTCE, annualized (f/e)	19.9%
Adjusted ROTCE, annualized (g/e)	20.6%